UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2022

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600 Spokane, Washington	99201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2022, PotlatchDeltic Manufacturing, LLC (the “Company”), a wholly owned subsidiary of PotlatchDeltic Corporation (“PotlatchDeltic”), entered into an engineering, procurement and construction contract (the “EPC Contract”) with BID Group Construction US Inc. (the “Contractor”) to modernize the Company’s sawmill located in Waldo, Arkansas (the “Project”). The Contractor will design, manufacture, supply, construct and install the Project, which includes, among other things, the replacement of the existing saw line and addition of a rotary log crane, planer upgrade, log merchandising and optimizing system and continuous dry kiln.

The EPC Contract provides for construction of the Project for the price of $131 million, to be paid in a series of progress payments. The price is subject to any final commodity, component and steel pricing adjustments. The EPC Contract contains termination, representations, warranties, insurance requirements and indemnification provisions which are typical for an agreement of this type.

The foregoing description of the EPC Contract does not purport to be complete and is subject to and qualified in its entirety by reference to the EPC Contract, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 6, 2022, PotlatchDeltic issued a press release announcing its investment to modernize and expand its Waldo, Arkansas sawmill. A copy of the press release is filed hereto as Exhibit 99.1. The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor, unless otherwise specified, will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number	Description

10.1	Engineering, Procurement and Construction Agreement, dated as of June 3, 2022, between PotlatchDeltic Manufacturing, LLC and BID Group Construction US Inc.

99.1	Press Release issued by PotlatchDeltic Corporation., dated June 6, 2022

104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PotlatchDeltic Corporation

Date: June 6, 2022	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary